                            COGNIGEN - EMAXDIRECT

                    TRAINING SERVICES FRAMEWORK AGREEMENT

      This  Training  Services  Framework  Agreement   ("Agreement")  is  made
between Cognigen Networks, Inc. ("Cognigen"),  a Colorado corporation with its principal place of business at 7001 Seaview Avenue,  N.W., Suite 210, Seattle,
Washington  98117,  and  eMaxDirect  LLC  ("eMaxDirect"),   a  Nevada  limited
liability  company with its principal  place of business at 9205 Hickory Hills
Drive,  Montgomery,  TX 77316.  Cognigen and eMaxDirect  ("the parties") agree as follows:

1.    DEFINITIONS

(a)   "Proprietary  Marks"  shall  mean  the  mark  "Cognigen,"  trade  names, service marks, and logos.

(b)   "Proprietary  Information"  shall mean all  confidential and proprietary information  of  Cognigen,  including  but not limited to lists of  Cognigen's
Independent  Representatives and all identification thereof, including but not limited to names, "dba" names, addresses,  email addresses, and phone numbers;
Cognigen's Power Plan with its  organizational  structure and its vertical and
horizontal   levels   of   compensation;    Cognigen's   list   of   Qualified
Representatives;  and information about or contracts with Cognigen's providers or vendors.

(c)   "Licensed  Materials" shall mean the materials  licensed by Cognigen for use by  eMaxDirect  hereunder as more fully  described in Schedule A, which is attached to and incorporated by reference in this Agreement.

(d)   "eMaxDirect  Work  Product"  means   (collectively   and   individually)
technical  information,  training materials and aids and sales training tools, that are developed,  conceived,  or acquired by eMaxDirect or by  eMaxDirect's authorized  subcontractors or agents during the Term of this Agreement, and in connection  with the Services,  including  any  derivative  works.  EMaxDirect
Work  Product  includes  work  that can be  copyrighted  but does not  include ideas, discoveries, or concepts.

(e)   "Cognigen Work Product" means (collectively and individually)  technical information,  training  materials and aids and sales training tools, that have been, heretofore,  or are developed,  conceived, or acquired by Cognigen or by
Cognigen's  employees,  officers,  directors,   authorized  subcontractors  or
agents  during  the  Term  of  this  Agreement,  and in  connection  with  the
Services,  including any  derivative  works.  Cognigen  Work Product  includes work that can be  copyrighted  but does not  include  ideas,  discoveries,  or concepts.

      (f)   "Joint  Work  Product"  means   (collectively   and  individually)
technical  information,  training materials and aids and sales training tools, that are developed,  conceived, or acquired jointly by Cognigen and eMaxDirect or by Cognigen and  eMaxDirect's  authorized  subcontractors  or agents during the Term of this  Agreement,  and in connection  with the Services,  including
any  derivative   works.   Joint  Work  Product  includes  work  that  can  be
copyrighted but does not include ideas, discoveries, or concepts.

2.    SERVICES

      eMaxDirect  agrees to perform for  Cognigen  the  services  ("Services")
described  in Schedule B, which is attached to and  incorporated  by reference in this Agreement.

3.    LICENSE

(a)   Subject  to  the  terms  of  this  Agreement,   Cognigen  hereby  grants
eMaxDirect an exclusive,  personal,  non-transferable,  non-assignable limited license to use the Proprietary Marks, Licensed Materials,  and the Proprietary
Information  for the sole  purpose  of  training  Cognigen  Independent  Sales
Agents  during  the  Term.   Cognigen   reserves  the  right  to  utilize  the
Proprietary Marks,  Licensed Materials and Proprietary  Information to conduct its own  training of  Independent  Sales  Agents and for any other  purpose at
Cognigen's sole discretion.

(b)   Subject  to  the  terms  of  this  Agreement,   Cognigen  hereby  grants
eMaxDirect  a  non-exclusive,   personal,   non-transferable,   non-assignable
limited  license to use the  Cognigen  Work  Product  for the sole  purpose of training  Cognigen  Independent  Sales Agents.  Cognigen reserves the right to utilize the Cognigen Work Product for any purposes  including the licensing of third parties.  This paragraph shall survive termination of this Agreement.

(c)   Subject  to the  terms  of  this  Agreement,  eMaxDirect  hereby  grants
Cognigen a non-exclusive,  personal, non-transferable,  non-assignable limited license to use the  eMaxDirect  Work  Product for the sole purpose of training
Cognigen  Independent Sales Agents.  eMaxDirect  reserves the right to utilize the eMaxDirect Work Product for any purposes  including the licensing of third parties.  This paragraph shall survive termination of this Agreement.

      (d)   Subject to the terms of this  Agreement,  Cognigen and  eMaxDirect
hereby  grant  each  other  a   non-exclusive,   personal,   non-transferable,
non-assignable  limited  license  to use the Joint Work  Product  for the sole purpose of training Cognigen  Independent  Sales Agents.  This paragraph shall survive termination of this Agreement.

4.    USE OF LICENSED MATERIALS

      Subject to Section 3 above,  eMaxDirect  shall have the right to use the
Proprietary   Marks  and  Licensed   Materials   solely  in  connection   with
eMaxDirect's  training  of  Cognigen's  Independent  Sales  Agents,  only with
Cognigen's prior written approval of the training programs and materials,  and in  strict  compliance  with the  policies,  instructions  and  guidelines  of
Cognigen.

(a)   eMaxDirect  acknowledges  Cognigen's exclusive right, title and interest in and to the  Proprietary  Marks and the Licensed  Materials  and  eMaxDirect
shall mark the Licensed Materials and any advertising or promotional  material utilizing or reproducing any Proprietary  Marks or Licensed  Materials in such manner as to preserve  and protect  all rights of  Cognigen  therein.  Nothing contained in this Agreement  shall be construed as conveying to eMaxDirect any right,  title or  interest in or to any of the  Proprietary  Marks or Licensed
Materials  other  than  an  express  right  to a  permissive  use  thereof  in connection with eMaxDirect's training of Cognigen's Independent Sales Agents.

(b)   Cognigen and eMaxDirect  each agree that  eMaxDirect will not do any act which it knows, or it is notified by Cognigen,  may affect the validity of any of the Proprietary Marks or the Licensed Materials.

(c)   eMaxDirect shall not alter, obliterate,  obscure or remove any copyright notice  or  other  designation  of  Cognigen's  intellectual  property  rights regarding the  Proprietary  Marks or Licensed  Materials,  and shall reproduce
such  notices  and   designation  on  any  media  or  product  that  uses  the
Proprietary Marks or Licensed Materials.

(d)   All advertising,  promotional material, training materials, or any other item or product  utilizing the Proprietary  Marks or Licensed  Materials which may be used by eMaxDirect  utilizing or referencing the  Proprietary  Marks or
Licensed  Materials  herein shall be submitted by  eMaxDirect  to Cognigen for
Cognigen's  approval  or  disapproval  prior to any  release or use thereof by
eMaxDirect.  Cognigen's  approval of same shall not be unreasonably  withheld.
All  advertising  brochures  and  illustrations  identifying  Cognigen  or the
Proprietary Marks, or the Licensed Materials,  or direct quotations attributed to  Cognigen  or its  employees,  shall  likewise  be subject to  approval  or disapproval  by Cognigen.  Once  approval has been obtained  unless  otherwise notified,  further  approval of the same  material  need not be  obtained  for future or repeat  use,  but all such  material  shall be  consistent  with the maintenance  of the excellent  reputation of Cognigen.  If Cognigen shall give notice of  disapproval  of any such material or training  materials,  items or products,  eMaxDirect  shall not use or  distribute  such  items or  materials utilizing the Proprietary Marks or Licensed Materials.

(e)   eMaxDirect  shall cooperate to the fullest extent possible with Cognigen in any actions that Cognigen,  in its sole discretion,  may consider necessary to protect  any of the  Proprietary  Marks or Licensed  Materials.  eMaxDirect
will fully  cooperate with Cognigen in maintaining and defending the ownership and validity of each of the Proprietary  Marks or Licensed  Materials  against infringement  and claims of  infringement.  eMaxDirect  will  promptly  notify
Cognigen of (i) any infringement or unauthorized use of any Proprietary  Marks or Licensed  Materials  by any third party of (ii) any  assertion by any third party that  eMaxDirect's  use of any Proprietary  Marks or Licensed  Materials
shall not be  obligated to initiate or defend legal action with respect to any
Proprietary Marks or Licensed Materials,  and eMaxDirect shall not initiate or defend any such action itself  without  Cognigen's  consent.  The parties will fully  cooperate with and notify the other party in maintaining  and defending the  ownership  and validity of the  Proprietary  Marks or Licensed  Materials against  infringement and claims of infringement by others,  including but not limited to Cognigen's past, present or future  Independent  Representatives or third parties  replicating or attempting to replicate any of said  Proprietary
Marks or Licensed Materials of either party.

5.    TERM

      This  Agreement is effective  on April 24, 2002 (the  "Effective  Date")
and shall  continue  through  April 23,  2005  unless  otherwise  extended  or terminated by the parties in accordance  with the provisions of this Agreement
(the "Term").

6.    PAYMENTS FOR SERVICES

eMaxDirect  shall,  subject  to the terms  and  conditions  of this  Agreement collect  the  stated  fees in  advance  for its  services  directly  from each
Cognigen  Independent  Sales Agent  registering for sales  training.  Under no circumstances  shall Cognigen be liable for payment for any services  rendered by eMaxDirect.  This paragraph  does not relieve  Cognigen of any  obligations it may have for the payment of commissions and bonuses to Cognigen agents.

7.    ROYALTIES

      In  consideration  of  the  grant  by  Cognigen  to  eMaxDirect  of  the personal,  exclusive,  non-transferable,  non-assignable  limited  license set forth in  Section  3,  eMaxDirect  shall pay  Cognigen a royalty of 20% of the gross revenues  derived by eMaxDirect  from its training  services to Cognigen
Independent  Sales Agents (the  "Royalty" or  "Royalties").  Revenues  include all sales of eMaxDirect's  promotional and sales training tools, live training seminars and business building materials,  relating to Cognigen's services and for Cognigen's entire independent agent network.

8.    PAYMENT PROCEDURES

      From the effective date of this Agreement,  Royalty Payments are payable to  Cognigen  at the close of each  calendar  month.  Within  thirty (30) days after  the  close  of each  calendar  month  from the  effective  date of this
Agreement,  eMaxDirect  shall  deliver to  Cognigen  a written  or  electronic statement  detailing  all the  revenues  derived from the training of Cognigen
Independent  Sales Agents by eMaxDirect  on which  Royalties are payable under this  Agreement for such calendar  month.  Each  statement  shall also contain such other information as Cognigen may reasonably  require.  Concurrently with the delivery of such statement covering each calendar month,  eMaxDirect shall pay in United  States  dollars to Cognigen at the address set forth  elsewhere in this Agreement all monies reported  accrued and payable.  eMaxDirect  shall keep at its  principal  place of business at all times,  accurate and complete records of its training  activities in sufficient detail to enable Cognigen to ascertain the Royalties  accruing and due hereunder.  eMaxDirect  shall permit
Cognigen or its  authorized  audit agent to have access to said records and to make such  copies  thereof  as  Cognigen  may desire at  reasonable  intervals during business hours.

9.    PERFORMANCE WARRANTIES

      eMaxDirect  warrants  that:  (a)  performance  of the Services  will not violate any agreement or obligation  between  eMaxDirect  and any third party;
and (b) the Services  performed for or delivered to Cognigen will not infringe on any copyright,  patent,  trade secret, or other  proprietary  rights of any third  party,  known or  unknown.  Cognigen's  remedy for a  violation  of the warranty  in this  Section 9 shall  be, in  addition  to  termination  of this
Agreement,   for  eMaxDirect  to  provide  indemnification  under  Section  14 hereof.  EXCEPT FOR THE WARRANTIES  CONTAINED THIS SECTION 9, EMAXDIRECT MAKES
NO WARRANTIES,  EXPRESS OR IMPLIED FOR  DELIVERABLES OR SERVICES  DEVELOPED OR
PROVIDED  UNDER THE  STATEMENT  OF WORK OR  OTHERWISE  UNDER  THIS  AGREEMENT.
EMAXDIRECT  SPECIFICALLY  DISCLAIMS THE IMPLIED  WARRANTIES OF MERCHANTABILITY
AND FITNESS FOR A PARTICULAR  PURPOSE WITH  RESPECT TO SUCH  DELIVERABLES  AND
SERVICES.

10.   WORK FOR HIRE

      eMaxDirect  and  Cognigen  agree and  acknowledge  that  certain  of the
Cognigen  Work  Product as more  fully  described  in  Schedule A is "work for hire" and is the sole property of Cognigen,  but that, eMaxDirect Work Product is not "work made for  hire," as that term is defined in Section  101 of Title
17 of the United  States Code (the  Copyright  Act).  Cognigen  Work  Product,
eMaxDirect  Work  Product and Joint Work  Product are subject to the terms and conditions of this Agreement and more  specifically  Sections 3(b),  3(c), and
3(d) of this Agreement.

      If all or part of the Work Product is, for any reason,  deemed not to be a work made for hire,  eMaxDirect agrees to execute all documents necessary to transfer to Cognigen the ownership of any and all rights  eMaxDirect  may have in the Work Product  including  but not limited to  copyrights,  trademarks or patents.  Each of the parties and its subcontractors and agents shall disclose and  furnish  promptly  to the other  party any and all  Joint  Work  Product,
Cognigen Work Product and eMaxDirect  Work Product  (jointly  "Work  Product")
arising in connection  with the  Services.  Each of the parties shall keep the
Work  Product  in  confidence,   and  shall  use  the  Work  Product  only  as
contemplated in this Agreement.

      Each party shall assist and  cooperate  with the other party and execute all  appropriate  documents  necessary  or  convenient  to  perfect  the other party's  rights in its own developed Work Product in order to ensure that such party  receives  the rights  provided  for in this  Section.  This  Section 10 shall survive termination of this Agreement.

11.   OWNERSHIP, USE AND RETURN OF MATERIALS

      eMaxDirect  acknowledges that, in the course of performing the Services,
eMaxDirect  will  have  access to and  utilize  Proprietary  Information.  All information,  records, documents, files, data, and other items relating to the business of Cognigen  or its  customers,  whether  prepared by  eMaxDirect  or otherwise  coming into  eMaxDirect's  possession in connection with performing the  Services  or  otherwise  during  the  term of this  Agreement  (including
Proprietary  Information) shall remain the exclusive property of Cognigen, and shall not be used by eMaxDirect other than in performing Services.

12.   ASSIGNMENT AND SUBCONTRACTING

      This  Agreement  shall  be  binding  on the  parties  and  each  party's successors  and  assigns.  However,  eMaxDirect  may not  assign or  otherwise transfer  this  Agreement or any rights,  duties,  or  obligations  under this
Agreement  without the prior  written  consent of  Cognigen.  Cognigen may not assign  or  otherwise  transfer  this  Agreement  or any  rights,  duties,  or obligations under this Agreement except to a corporate parent,  subsidiary, or affiliate of Cognigen.  eMaxDirect  shall not  subcontract  any portion of the
Services  without prior written  approval of Cognigen,  which  approval may be withheld at Cognigen's sole discretion.

13.   INDEMNIFICATION FOR TORT AND PROPERTY DAMAGE CLAIMS

      Each party shall  defend,  indemnify,  and hold harmless the other party
(including the  successors,  officers,  directors,  and employees of Cognigen)
from all third  party  claims to the  extent  arising  from acts or  omissions which  would  amount to a breach of this  Agreement.  The  indemnifying  party shall pay any final,  unappealable  judgment  entered  against the indemnified party or agreed to in a settlement  approved by the  indemnifying  party.  The indemnified party shall promptly notify the indemnifying  party, in writing of any such claim and shall reasonably  cooperate with the indemnifying  party in
the  defense  and  settlement  of  the  claim.   This  Section  shall  survive
termination of this Agreement.

14.   INTELLECTUAL PROPERTY INDEMNITY

      eMaxDirect  agrees to  indemnify,  defend,  and hold  Cognigen  (and its successors,  officers, directors, and employees) harmless from all third-party claims which allege that the Services of eMaxDirect Work Product  furnished by
eMaxDirect    under   this   Agreement    constitutes   an   infringement   or
misappropriation  of  any  confidential  information,  trade  secret,  patent, copyright,  trademark,  trade name, or other legal intellectual property right of any third party. As conditions of granting such  indemnity,  Cognigen shall
(i) promptly   inform  eMaxDirect  of  a  claim  of  infringement,   (ii) give
eMaxDirect  the right to defend  against and settle  such claim,  and (iii) at
eMaxDirect's sole expense,  provide reasonable assistance to eMaxDirect in the defense  against such claim.  This Section shall survive  termination  of this
Agreement.

15.   LIMITATION OF LIABILITY

      Except as provide  herein,  NEITHER  PARTY  SHALL BE  LIABLE,  UNDER ANY
CIRCUMSTANCES  FOR ANY  ANTICIPATORY OR LOST PROFIT,  SPECIAL,  CONSEQUENTIAL,
PUNITIVE,  EXEMPLARY,  INCIDENTAL,  OR INDIRECT  DAMAGES OF ANY KIND RESULTING
FROM THE PERFORMANCE OR  NON-PERFORMANCE  OF OBLIGATIONS  UNDER THIS AGREEMENT
EVEN IF THOSE  DAMAGES  ARE  ATTRIBUTED  TO  BREACH OF THIS  AGREEMENT,  TORT,
NEGLIGENCE,  OR OTHER CAUSE OF ACTION.  THE PARTIES AGREE THAT THIS LIMITATION
SHALL APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE  POSSIBILITY OF NON-DIRECT
DAMAGES OR IF, UNDER APPLICABLE LAW,  NON-DIRECT  DAMAGES ARE CONSIDERED TO BE
DIRECT DAMAGES.

16.   VIOLATION OF LAWS AND REGULATIONS

      eMaxDirect  acknowledges that certain local, state, and federal laws and regulations  apply to  eMaxDirect  as an  independent  contractor.  eMaxDirect agrees  to  comply  with  all  applicable  federal,  state,  and  local  laws.
Further,  eMaxDirect agrees to defend,  indemnify,  and hold Cognigen harmless
(including Cognigen's affiliates,  subsidiaries,  agents, directors, officers, and  employees)  against  all  claims,  damages,  losses,  causes  of  action, liabilities,  and  expenses  of  any  kind  or  nature,  including  reasonable attorney  fees,  which arise out of or relate to the failure of  eMaxDirect to comply with all applicable  local,  state, and federal laws and regulations in the  performance  of  eMaxDirect's  obligations  under  this  Agreement.  This
Section shall survive termination of this Agreement.

17.   RELATIONSHIP OF THE PARTIES

      This  Agreement  shall  not  constitute,  create,  give  effect  to,  or otherwise imply a joint venture,  partnership, or business organization of any kind.  Cognigen and  eMaxDirect  are  independent  parties,  and neither party shall act as an agent for or  partner  of the other for any  purpose.  Nothing in this  Agreement  shall  grant  to  either  party  any  right  to  make  any commitments  of any kind for or on  behalf  of the  other  without  the  prior written consent of the other party.  eMaxDirect is an independent  contractor, and it is the expressed  intent of the parties that nothing in this  Agreement
shall  establish  an  employer-employee   relationship  between  Cognigen  and
eMaxDirect.   To  that  end,   eMaxDirect  shall  not  act  under  the  direct
supervision  of any  Cognigen  employee and shall not  supervise  any Cognigen employee(s).  Except as provided for in Section 4, Cognigen  shall not control or determine  the manner in which  Services are performed or set hours of work for eMaxDirect.  eMaxDirect  shall not be restricted from performing  services for others and shall not be bound to Cognigen  except as  provided  under this
Agreement.  eMaxDirect  shall be solely  responsible for payment of all taxes, insurance, and other expenses of doing business.

      It is hereby  acknowledged  that that one or more  persons may be or may become an officer or director of Cognigen and may serve in a similar  capacity with  eMaxDirect or might have an equity  interest in eMaxDirect.  Inasmuch as there  exists this  potential  overlapping  connection  between  Cognigen  and
eMaxDirect,  it does not and shall not constitute,  create, give effect to, or otherwise imply a joint venture,  partnership, or business organization of any kind  by  and  between  Cognigen  and  eMaxDirect.  In no  way  and  under  no circumstances  shall any such person be permitted to exercise any authority or execute any binding agreement,  written or oral, on behalf of Cognigen that is between  Cognigen  and  eMaxDirect  during the time in which such person is an
officer  or  director  in  both   entities  or  has  an  equity   interest  in
eMaxDirect.  Specifically,  nothing in this Agreement  shall grant to any such person  any  right to make any  commitments  of any kind for or on  behalf  of
Cognigen to  eMaxDirect so long as such person holds such capacity or interest described  herein.  Any such  purported  activity by any such person  shall be invalid and not binding on Cognigen.

18.   EMPLOYEES OF EMAXDIRECT

      If eMaxDirect  hires any employee(s) or engages any person(s) or firm(s)
to perform work for  eMaxDirect  in connection  with the Services,  eMaxDirect shall be solely  responsible for payment to those persons or firms,  including
payment  of  any  taxes  related  to  employment  and  workers'   compensation
insurance.  eMaxDirect's  employees  are not eligible for any fringe  benefits
(including  health insurance,  paid vacation,  sick leave, or other employment benefits)  that may be provided  to  employees  of Cognigen  and will not be a participant  in any Cognigen  qualified  benefit  plan.  Neither  party shall, without  the prior  written  consent of the other  party,  knowingly  solicit, recruit,  hire, or otherwise  employ or retain any employee of the other party who is  performing  under this  Agreement  during the Term of this  Agreement.
This  restriction   shall  survive  the  termination  or  expiration  of  this
Agreement for a period of one (1) year.  The  provisions of this Section shall not  restrict  in any way the  right of either  party to  solicit  or  recruit generally  in the media,  and shall not  prohibit  either party from hiring an employee  of  the  other  who  answers  any  advertisement  or  who  otherwise voluntarily  applies for hire  without  having been  personally  solicited  or recruited by the hiring party.

19.   TERMINATION

      A.    This  Agreement  may, at the option of  Cognigen,  be  immediately terminated upon the occurrence of any of the following events:

(a)   failure  by  eMaxDirect  to  pay  royalties  or  fees  as and  when  due hereunder;

(b)   failure  by  eMaxDirect  to  follow  the  training   specifications  and
guidelines established jointly by the parties;

(c)   unauthorized  or  unlawful  use  of  any  of  the   Proprietary   Marks,
Proprietary Information, Licensed Materials or Work Product;

(d)   unauthorized disclosure of Cognigen's Proprietary Information,  Cognigen
Work  Product  or  Licensed   Materials  by  eMaxDirect,   its   subsidiaries,
affiliates, sub-contractors, or any of its officers, directors or employees;

(e)   without  the  prior   consent  of  Cognigen,   sale  by   eMaxDirect  of
substantially  all of its  assets  or sale or other  transfer  of  controlling interest in the ownership of eMaxDirect;

(f)   if  eMaxDirect  becomes or is declared  insolvent  or  bankrupt;  is the subject of any proceedings related to its liquidation,  insolvency, or for the appointment  of a receiver or similar  officer for it; makes an assignment for the benefit of all or  substantially  all of its creditors;  or enters into an
agreement  for  the  composition,   extension,   or  readjustment  of  all  or
substantially all of its obligations;

(g)   if  eMaxDirect  fails  to  perform  the  Services  required  under  this
Agreement  and does not cure the  failure  within ten (10)  calendar  days (or other  reasonable  period  stated in the notice) of receipt of written  notice from  Cognigen  of  the  failure  to  perform,  Cognigen  may  terminate  this
Agreement for default; or

(h)   if eMaxDirect  materially  breaches any of the terms and  conditions set forth in this Agreement.

      B.    This Agreement may, at the option of  eMaxDirect, be immediately terminated upon the occurrence of any of the following events:

      (a)   failure by Cognigen to provide all necessary agent information to enable eMaxDirect to adequately provide training and coaching to interested agents;

(b)   unauthorized or unlawful use of eMaxDirect Work Product;

(c)   if  Cognigen  becomes  or is  declared  insolvent  or  bankrupt;  is the subject of any proceedings related to its liquidation,  insolvency, or for the appointment  of a receiver or similar  officer for it; makes an assignment for the benefit of all or  substantially  all of its creditors;  or enters into an
agreement  for  the  composition,   extension,   or  readjustment  of  all  or
substantially all of its obligations;

(d)   if Cognigen  materially  breaches  any of the terms and  conditions  set forth in this Agreement; or

(e)   failure by  Cognigen  to  compensate  its  Independent  Agents  with the commissions derived from sales for the Services provided by eMaxDirect.

20.   TERMINATION WITH NOTICE

      Notwithstanding  any other  provision or requirement of this  Agreement,
Cognigen may  terminate  this  Agreement  at any time without  cause by giving ninety  (90) days prior  written  notice to  eMaxDirect,  and  eMaxDirect  may terminate  this Agreement at any time without cause by giving ninety (90) days prior written notice to Cognigen.

21.   EFFECT OF TERMINATION

(a)   Upon  termination or expiration of this  Agreement for whatever  reason,
eMaxDirect waives the applicability and protection of all laws,  regardless of
jurisdiction,   giving  to  eMaxDirect   any  rights  of  indemnity  or  other
compensation in lieu of notice or otherwise  arising upon  termination of this
Agreement  or  any  other   relationship   between  Cognigen  and  eMaxDirect.
Cognigen  will not be required to indemnify  or pay any amount to  eMaxDirect, whether as compensation,  balancing,  relief or otherwise,  as a result of the termination of this Agreement.

(b)   Upon the  expiration  or  termination  of this  Agreement  for  whatever
reason,   eMaxDirect   shall  promptly  return  to  Cognigen  all  Proprietary
Information  and any other materials in eMaxDirect  possession,  including but not limited to all copies made therefrom and shall not retain them thereafter.

(c)   Upon the  expiration  or  termination  of this  Agreement  for  whatever reason,  eMaxDirect will  immediately  cease all use of the Proprietary  Marks and Licensed  Materials  and deliver to Cognigen  all the Licensed  Materials.
eMaxDirect  shall also take all action  necessary  to  transfer  and assign to
Cognigen or its nominee  any right,  title or interest to any of the  Licensed
Materials which  eMaxDirect may have acquired in any manner as a result of its activities under this Agreement.

(d)   Upon the  expiration  or  termination  of this  Agreement  for  whatever reason,  eMaxDirect will  immediately  cease all contacts and  communications, directly  or  indirectly,  with  the  Cognigen  Independent  Sales  Agents  or
Cognigen's agent organization.  This shall not prevent the normal contact that equity holders in eMaxDirect  would have with the Cognigen  Independent  Sales
Agents in the downlines of the equity holders.

(e)   Upon the  expiration  or  termination  of this  Agreement  for  whatever reason,  eMaxDirect  shall  promptly  pay all  commission  monies  payable  to
Cognigen,  pursuant to Section 8. hereinabove,  notwithstanding  the fact that
eMaxDirect may not have collected all of the same.

(f)   Notwithstanding  any  termination  in  accordance  with  the  foregoing,
Cognigen shall have, and hereby  reserves all the rights and remedies which it has or which are granted to it by  operation  of law, for damages or breach of this  Agreement  on the part of the  eMaxDirect.  This Section 21 survives the termination of this Agreement.

22.   NON CIRCUMVENTION

      During  the Term and for a period of one year,  inclusive  of any period provided by notice of  termination  by either  party, eMaxDirect  and each and every  individual  involved  (currently  or in  the  future)  as  an  officer,
director  or   shareholder   shall  not  circumvent   Cognigen,   directly  or
indirectly,  by negotiating with or entering into any agreement or alternative arrangements with any of Cognigen's Independent Representatives,  providers or vendors. This Section shall survive termination of this Agreement.

23.   NON COMPETITION COVENANT

      (a)                 During  the  Term  and  for a  period  of one  year,
inclusive of any period  provided by notice of  termination  by either  party, after the  termination of the Agreement  (whether such  termination is with or without cause, or whether such  termination is occasioned by the eMaxDirect or
Cognigen),  eMaxDirect and each and every individual involved (currently or in the future) as an officer,  director or shareholder  shall not, as provided by applicable  law,  directly  or  indirectly  or  otherwise  provide  or sponsor assistance to any third party who may attempt to or does  circumvent or become involved in  competition  (gratuitously  or deriving  revenue or other benefit therefrom) within the  telecommunication  industry,  including but not limited to:

(i)   engage in competition  with Cognigen in any manner or capacity (e.g., as an advisor, principal,  agent, partner, officer, director,  stockholder, employee,  member of any  association  or otherwise) in any phase of the training of telecommunications industry  sales agents;

(ii)  assist or  encourage  any other  person in  carrying  out,  directly  or
      indirectly,   any  activity  that  would  be  prohibited  by  the  above provisions  of this Section 23 if such  activity were carried out by the
      eMaxDirect,   either   directly  or   indirectly.   In  particular   the
      eMaxDirect agrees that he will not,  directly or indirectly,  induce any employee  of Cognigen to carry out,  directly  or  indirectly,  any such activity; and

(iii) after  termination  of the Agreement,  solicit any Cognigen  Independent
      Sales Agent to offer  training  services,  other than in accordance  the provisions  of any agreement the  eMaxDirect  equity  holders might have with Cognigen.

(b)   Ownership by the eMaxDirect,  as a passive  investment,  of less than 5%
of the  outstanding  shares of capital  stock of any  corporation  listed on a
national   securities   exchange  or  publicly  traded  on  Nasdaq  shall  not
constitute a breach of this Section 23.

(c)   eMaxDirect  agrees that the  restrictions  and  agreements  contained in this  Section  23 are  reasonable  and  necessary  to protect  the  legitimate interests  of Cognigen  and that any  violation  of this Section 23 will cause substantial  and  irreparable  harm to Cognigen that would not be quantifiable and  for  which  no  adequate  remedy  would  exist  at  law  and  accordingly injunctive relief shall be available for any violation of this Section 23.

(d)   If the business  activities covered by, this Section 23 are in excess of what is valid and enforceable  under applicable law, then such provision shall be construed to cover only that  duration,  geographical  extent or activities that are valid and  enforceable.  eMaxDirect  acknowledges  the uncertainty of the law in this respect and expressly  stipulates that this Agreement be given the  construction  which renders its provisions  valid and  enforceable to the maximum  extent (not exceeding its express  terms)  possible under  applicable law. This Section 23 survives the termination of this Agreement.

24.   DISPUTE RESOLUTION

      During  and  after  the  term  or any  extension  of the  term  of  this
Agreement,  any dispute,  controversy  or claim  arising out of or relating to this  Agreement,  or the breach  thereof  between the Cognigen and  eMaxDirect
("Arbitral  Claims")  shall be  settled  by binding  arbitration  in  Seattle,
Washington,  USA,  according to the Federal  Arbitration Act, 9 U.S.C.ss.1, et seq., inasmuch as this Agreement concerns  transactions  involving  interstate commerce  and  the  corporation  laws  of  the  State  of  Colorado.  Arbitral
Claims shall include,  but are not limited to,  contract  (express or implied)
and tort  claims of all  kinds,  as well as all claims  based on any  federal, state,  or local law,  statute,  or  regulation.  The parties hereby waive any rights  they may have to trial by jury in regard to  arbitrable  claims.  This clause shall not be construed to limit  Cognigen  from bringing any action for injunctive  or  other  provisional  relief  as  Cognigen  deems  necessary  or appropriate to compel  eMaxDirect to comply with its obligations  hereunder or to protect Cognigen's  intellectual  property rights in any court of competent jurisdiction  in the State of Washington  and agree that in the event Cognigen elects to bring an action  for  injunctive  or other  provisional  relief in a
court  of  competent   jurisdiction,   such  court(s)   shall  have  exclusive
jurisdiction  over any such action.  Notwithstanding  the foregoing and in its sole  discretion,  Cognigen  may  seek and  obtain  such  injunctive  or other provisional  remedies  to prevent an  anticipatory,  threatened  or  continued
breach of this  Agreement,  through the arbitration  procedure  stated herein.
Each of the  parties  hereby  submits  to the  jurisdiction  of the  state and federal courts in Seattle, Washington, for these purposes.

      Pending the final  disposition of a dispute other than a dispute arising out of the  termination of this Agreement by Cognigen,  the parties shall,  at all times, proceed diligently with the performance of this Agreement.

      The  arbitrator(s)  shall be  selected as  follows:  The  parties  shall jointly select one impartial  arbitrator in the event the dispute is less than
$50,000.  In the event the parties cannot agree on one  arbitrator  within ten
(10) days, or the dispute is $50,000 or greater,  then each party shall select an impartial  arbitrator  within the following twenty (20) days, and those two selected  arbitrators  shall select the third  arbitrator  who will comprise a three-person  panel for  arbitration.  All  arbitration  matters shall be held and  decided  in  accordance  with  the  Commercial  Arbitration  Rules of the
American  Arbitration  Association  ("AAA"),  but without the  administration, cost or supervision of AAA. In any  arbitration,  the burden of proof shall be allocated as provided in applicable law, and the arbitrator(s)  shall have the authority to award or grant legal,  equitable,  and declaratory relief only to the same extent as if the case were brought in a civil court.

      The arbitrator(s),  in addition to declaratory  relief,  preliminary and permanent injunctive relief and compensatory  damages,  shall award reasonable attorneys' fees and costs to the prevailing party.

      Confirmation  and  enforcement of the decision and award rendered by the arbitrator or panel of arbitrators  shall be binding and may be entered in any court having  jurisdiction  thereof for  confirmation  and  enforcement of the arbitration decision and award.

25.   SEVERABILITY

      If all or  part of any  term or  condition  of  this  Agreement,  or the application of any term or condition of this  Agreement,  is determined by any court of competent  jurisdiction to be invalid or unenforceable to any extent, the remainder of the terms and conditions of this Agreement  (other than those portions  determined  to be invalid or  unenforceable)  shall not be affected, and the remaining  terms and  conditions  (or portions of terms or conditions)
shall be valid and  enforceable to the fullest  extent  permitted by law. If a judicial  determination  prevents  the  accomplishment  of the purpose of this
Agreement,  the invalid term or condition (or portions of terms or conditions)
shall be restated to conform with  applicable  law and to reflect as nearly as possible the original intention of the parties.

26.   HEADINGS

      The  headings  used in this  Agreement  are  merely for  reference.  The headings  have no  independent  legal  meaning  and impose no  obligations  or conditions on the parties.

27.   WAIVER OR FORBEARANCE

      Any delay or failure of either  party to insist upon strict  performance of any  obligation  under this  Agreement  or to exercise  any right or remedy provided under this  Agreement  shall not be a waiver of that party's right to demand  strict  compliance,  irrespective  of the  number or  duration  of any delay(s) or  failure(s).  No term or  condition  imposed on either party under this Agreement  shall be waived and no breach by either party shall be excused unless  that  waiver or excuse of a breach has been put in writing  and signed by both  parties.  No waiver  in any  instance  of any  right or remedy  shall constitute  waiver  of any other  right or remedy  under  this  Agreement.  No consent to or  forbearance  of any breach or  substandard  performance  of any obligation  under this Agreement shall  constitute  consent to modification or reduction of the other obligations or forbearance of any other breach.

28.   INJUNCTIVE RELIEF

      The  parties  recognize  that  a  remedy  at  law  for a  breach  of the provisions of this  Agreement  relating to  Confidential  Information,  use of
Cognigen's  trademark,  copyright,  and other intellectual property rights, as
well  as  solicitation  of  Cognigen  business,   will  not  be  adequate  for
Cognigen's  protection,  and  accordingly  Cognigen  shall  have the  right to injunctive relief to enforce the provisions of this Agreement,  in addition to any other relief and remedies available.

29.   CUMULATIVE REMEDIES

      All remedies  available to either party for breach of this  Agreement by the  other  party  are and shall be  deemed  cumulative  and may be  exercised separately  or  concurrently.  The  exercise  of a  remedy  shall  not  be  an election of that remedy to the  exclusion of other  remedies  available at law or in equity.

30.   NOTICES TO PARTIES

      Unless otherwise specified in this Agreement, all notices,  requests, or consents  required  under  this  Agreement  to be  given in  writing  shall be transmitted by facsimile,  hand delivered,  or mailed ( Certified Mail postage prepaid) to the person  indicated  below.  Each party shall  notify the other, in writing, of any change in the designated addressee:

      To Cognigen:         Cognigen Networks, Inc.
                           7001 Seaview Avenue, N.W., Suite 210
                           Seattle, Washington  98117
                           Attention:  Mr. Darrell H. Hughes, President and CEO
                           Facsimile: (206) 297-3901

      To eMaxDirect:       eMaxDirect LLC
                           9205 Hickory Hills Drive
                           Montgomery, TX 77316
                           Attention: William A. Bergfeld III
                           Facsimile: (936) 597-4429

31.   GOVERNING LAW

      This  Agreement  shall  be  governed  by,  interpreted,  construed,  and enforced  in  accordance  with the  laws of the  State  of  Colorado,  without reference to the  principles of conflict of laws.  Suits solely for injunctive relief  may be  brought  in any  court of  competent  jurisdiction.  All other suits brought by either party under this Agreement  shall only be brought in a court of competent jurisdiction in the State of  Colorado.

32.   ENTIRE AGREEMENT

      The  contents  of this  Agreement  (including  any  other  schedules  or attachments to this Agreement  that are referred to and  incorporated  in this
Agreement by  reference)  constitute  the entire  understanding  and agreement between the Parties and supersede any prior agreements,  written or oral, that are not  specifically  referenced  and  incorporated  in this  Agreement.  The terms and conditions of this Agreement  shall not be amended except by written agreement signed by both parties.

      IN  WITNESS   WHEREOF,   the   undersigned   eMaxDirect  and  authorized
representative of Cognigen have executed this Agreement.

                                    COGNIGEN NETWORKS, INC.

                                    By: /s/ Darrell H. Hughes
                                    Darrell H. Hughes, President and CEO
                                    Dated: 5/17/02

                                    eMaxDirect LLC

                                    By: /s/ Troy D. Carl
                                    Troy D. Carl, authorized Officer
                                    Dated: 5/17/02

                                    By: /s/ William A. Bergfeld III
                                    William A. Bergfeld III, authorized
                                     Officer
                                    Dated: 5/17/02

                                    By: /s/ Patrick Oborn
                                    Patrick Oborn, authorized Officer
                                    Dated: 5/17/02

                                  SCHEDULE A

                              LICENSED MATERIALS

1.    Potential Trademarks

            COGNIGEN (Stylized)
            COGNICONFERENCE (word and stylized)
            COGNIGEN SELECT
            COGNICLICK
            C Logo
            COGNICALL
            COGNIDIAL
            COGNITALK
            COGNIBOX
            PLATINUM PACKAGES/ PLATINUM COGNIGEN
            FOUNDERS CLUB
            COGNIGEN POWER PLAN
            COGNIGEN SWITCHING TECHNOLOGIES
            BIGSUBMIT
            BOTTOM LINE

2.    Copyright Materials

(a)   In the Beginning There Was Cognigen . . .
(b)   The Best Rate Calculator
(c)   Cognigen Commission and Powerplan Software and programming
(d)   Cognigen Commission Structure
(e)   Cognigen Agent Database
(f)   Cognigen Commission Technology
(g)   Cogni-Click
(h)   Cognigen's Web-based Services
(i)   Cognigen Marketing Materials
(j)   Cognigen Training by Phone
(k)   All contents of ld.net and Cognigen.net web sites

Authorized signatories' Initials:

/s/ DHH     /s/TDC      /s/WAB      /s/PO
    DHH        TDC         WAB         PO

3.    Online Audio Courses

(a)   Gathering Commercial Accounts
(b)   Take Advantage of your Upline
(c)   Managing and Making Business Contacts
(d)   The Cow Trail

4.    Online Video Courses

(a)   Updating the Asian Profile
(b)   Getting Started Right - Series 1 and 2
(c)   The Truth About Flat Rate Scams

5.    Training Workbooks

(a)   Personal Approach to Building the Business
(b)   Internet Approach to Building the Business
(c)   Basics of Selling Business Accounts
(d)   Personal Approach to Commercial Sales

7.    Other Materials: Any and all materials, tools or documentation that
Cognigen has used or gratuitously obtained from contributing Cognigen employees or independent agents that the origin, ownership or first use pre-dates the incorporation of eMaxDirect.

Authorized signatories' Initials:

/s/ DHH     /s/TDC      /s/WAB      /s/PO
    DHH        TDC         WAB         PO

                                  SCHEDULE B

                                   SERVICES

      eMaxDirect shall provide Cognigen  Networks,  Inc.  independent  agents, as it expands from time to time,  with  promotional  and sales training tools,
live  training   seminars  and  business  building   materials,   relating  to
Cognigen's  Services,  for its  entire  independent  agent  base  network  and specifically  for "Next Level Leaders" of Cognigen,  including but not limited to;

o     Downloadable basic customer gathering audio and video training - no cost to the agent
o     Downloadable basic sponsoring audio and video training - no cost to the agent
o     Downloadable basic business building e-books and brochures -no cost to the agent
o     Online basic live audio/video training - no cost to the agent
o     Downloadable advanced customer gathering audio and video - fee based
o     Downloadable advanced sponsoring audio and video - fee based
o     Downloadable leadership audio and video - fee based
o     Downloadable building strategy audio and video - fee based
o     Downloadable advanced e-books - fee based
o     Online advanced audio/video training - fee based
o     Advanced Internet Marketing Strategies Seminars - fee based
o     Advanced Business Building Strategies Seminars - fee based
o     Advanced Leadership Seminars - fee based
o     Sales and Recruiting Leads - fee based
o     Downline communications tools - fee based
o     Additional programs, materials or tools, whether audio, video or printed, developed and prepared from time to time for "Next Level
         Leaders" promotion and sales training tools as the industry changes.

Authorized signatories' Initials:

/s/ DHH     /s/TDC      /s/WAB      /s/PO
    DHH        TDC         WAB         PO